Victory Funds

Victory RS Global Fund

Supplement dated June 1, 2018
to the Summary Prospectus dated May 1, 2018 (“Prospectus”)

1.              The Annual Fund Operating Expenses portion of the Fund Fees and Expenses table for the Victory RS Global Fund (“Fund”) found on page 1 of the Summary Prospectus is hereby replaced with the following:

Annual Fund Operating Expenses (expenses are deducted from the fund assets as a percentage of average daily net assets)	Class A	Class C	Class R	Class Y

Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.85%	1.20%	1.46%	0.52%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.96%	3.06%	2.82%	1.38%
Fee Waiver/ Expense Reimbursement(3)	(1.05)%	(1.40)%	(1.66)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.91%	1.66%	1.16%	0.66%

(3) Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and certain other items such as dividend and interest expenses on short sales, interest, taxes and brokerage commissions) do not exceed 0.85%, 1.60%, 1.10% and 0.60% of the Fund’s Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2019. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

2.              The Fund Fees and Expense table for the Fund on page 2 of the Summary Prospectus is hereby replaced with the following:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$663	$1,059	$1,480	$2,649
Class C (If you sell your shares at the end of the period)	$269	$814	$1,484	$3,276
Class C (If you do not sell your shares at the end of the period)	$169	$814	$1,484	$3,276
Class R	$118	$717	$1,342	$3,027
Class Y	$67	$366	$686	$1,595

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.